Exhibit 32

CERTIFICATION

Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K of CommerceTel Corporation (the “Company”) for the year ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2010	By: /s/ Dennis Becker	Date: December 20, 2010	By:	/s/ Paul Meyer
	Dennis Becker			Paul Meyer
	Chief Executive Officer			Chief Financial Officer